UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

BROADWIND ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31313	88-0409160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 South Central Avenue Cicero, Illinois	60804
(Address of principal executive offices)	(Zip Code)

(708) 780-4800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

The information set forth below under Item 4.02(a) is incorporated herein by reference.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 31, 2014, the audit committee of the board of directors (the “Audit Committee”) of Broadwind Energy, Inc. (the “Company”) concluded that the previously issued financial statements contained in the Company’s quarterly reports on Form 10-Q for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013 should no longer be relied upon because of errors in those financial statements. In addition to the financial statements for these periods, related press releases furnished on Current Reports on Form 8-K and reports and stockholder communications describing the Company’s financial statements for these periods should no longer be relied upon.

The errors relate to the understatement of gross profits and income in a total amount of approximately $800,000. The understatement arose in, and was included in the results of, the Company’s Towers and Weldments segment. The Company believes that accounting personnel in such segment may have created reserves in the aforementioned quarters in a manner inconsistent with generally accepted accounting principles and the Company’s own accounting policies and procedures. The inappropriate practice was discovered and discontinued by the Company in the fourth quarter of 2013.

The Audit Committee has initiated an independent investigation into the inappropriate practice, as well as a review of what additional steps may be appropriate to ensure future compliance with the Company’s accounting policies and procedures. The Audit Committee and the Company’s management have discussed the matters set forth in this Current Report on Form 8-K with Grant Thornton LLP, the Company’s former independent registered public accounting firm for the impacted periods, and with KPMG LLP, the Company’s current independent registered public accounting firm.

Coincident with restating the quarterly financial statements due to the above understatement, the Company will correct the quarterly figures to address minor unrecorded errors which were previously deemed insignificant. The Company intends to include corrected results for these periods in Forms 10-Q/A to be filed prior to filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2014	BROADWIND ENERGY, INC.

	By:	/s/ Stephanie K. Kushner
	Name:	Stephanie K. Kushner
	Title:	Chief Financial Officer

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